Divestiture	12 Months Ended
Sep. 30, 2014
Discontinued Operations and Disposal Groups [Abstract]
Divestiture

Note 10 — Divestiture

On October 31, 2012, the Company completed the sale of its BD Life Sciences—Discovery Labware unit, excluding its Advanced Bioprocessing platform. Gross cash proceeds from the sale were approximately $740 million, subject to post-closing adjustments. Total gross proceeds included a payment of approximately $16 million received in the third quarter of fiscal year 2013 as reimbursement of additional tax costs incurred by the Company as a result of the buyer’s treatment of the acquisition as an asset purchase for federal tax purposes. The Company recognized a pre-tax gain on sale from this divestiture of $577 million. The after-tax gain recognized from this divestiture was $355 million. As a result of this divestiture, the Company derecognized $17 million of goodwill, allocated based upon the relative fair values of the disposed assets.

The Company agreed to perform some contract manufacturing and other transition services for a defined period after the sale; however, the Company did not have the ability to exert significant influence over the Discovery Labware disposal group after the sale, and cash flows associated with these activities have not been material. The net cash flows from these activities are reported in the Consolidated Statements of Income as Other income (expense), net.

The results of operations associated with the Discovery Labware disposal group are reported as discontinued operations for all periods presented in the accompanying Consolidated Statements of Income and Cash Flows and related disclosures.

Results of discontinued operations were as follows:

(Millions of dollars)	2014	2013	2012
Revenues	$—	$20	$238

Income from discontinued operations before income taxes	—	586	92
Less income tax provision	—	222	31

Income from discontinued operations, net	$—	$364	$60